FIRST INVESTORS SERIES FUND

                            EXECUTIVE INVESTORS TRUST
                  Supplement to Prospectus dated April 29, 1996

                        FIRST INVESTORS LIFE SERIES FUND
                 Supplement to Prospectus dated October 28, 1996


     In February 1997, Dennis T. Fitzpatrick was appointed co-manager of the Blue Chip Fund of First Investors Series Fund, the Blue Chip Fund of First Investors Life Series Fund and the Blue Chip Fund of Executive Investors Trust. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group.



FICP297                                                        February 18, 1997